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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 2005

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                                  43-1781797
            ---------                                  ----------
            (COMMISSION                                (IRS EMPLOYER
            FILE NUMBER)                               IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AWARDS UNDER 2004 SOLUTIA ANNUAL INCENTIVE PLAN

         On January 11, 2005, the Executive Compensation and
Development Committee (the "Committee") of Solutia's Board of Directors approved funding for the 2004 Solutia Annual Incentive Program. The
Committee also approved annual incentive awards to executive officers in accordance with award opportunities established under the Program by the Committee and approved by the Bankruptcy Court in June 2004.
The 2004 Solutia Annual Incentive Program is applicable to the majority of Solutia's employees. Funding for awards for employees assigned to business divisions is based on the level of achievement of specific financial objectives established for each business division. For employees assigned to "core" areas, overall enterprise performance based 50% on free cash use and 50% on enterprise cost reduction, each measured against plan target, determined the size of the incentive pool. Actual awards are determined based on a combination of unit and individual performance with up to 75% of each employee's targeted amount being based on unit performance. For executive officers, targeted payouts are set as a multiple of salary and vary by executive with the target bonus opportunity for the chief executive officer being 150% of annual base salary. The funding pool can be an amount up to two times all the targets. For additional information about the Program, please refer to the Description of the 2004 Solutia Annual Incentive Program, which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

AGREEMENTS WITH LUC DE TEMMERMAN

         On January 11, 2005, Solutia Inc. entered into an agreement dated as of July 19, 2004, (the "Agreement") with Luc De Temmerman, its Senior
Vice President and Chief Operating Officer. During the Employment Period, i.e., the period from July 19, 2004 until the six month anniversary of the Emergence Date (as hereinafter described), Mr. De Temmerman will receive an annual base salary of not less than Euro 289,519 (corresponding to USD 350,000 at the exchange rate of 1.2089). He will participate in Solutia's annual incentive program with a target annual bonus opportunity of 100% of his annual base salary. He will also be entitled to participate in all long-term and other incentive plans or programs applicable to senior executive officers of Solutia and its subsidiaries and to the applicable savings, retirement, welfare benefit, and vacation plans.

         The Agreement, provides for Mr. De Temmerman's eligibility for a special emergence bonus at such time, if ever, at which the U.S. Bankruptcy Court for the Southern District of New York shall have confirmed a plan of reorganization of Solutia Inc. under Chapter 11 of the U.S. Bankruptcy Code and such plan shall have become effective (the "Emergence Date"), if Mr.
De Temmerman is employed by Solutia (or a subsidiary of Solutia) on the Emergence Date. If Mr. De Temmerman is employed by Solutia on the six-month anniversary of the Emergence Date, or shall have been terminated by Solutia without Cause (as defined in the Agreement), or shall have resigned for Good Reason (as defined in the Agreement), or shall have died or been terminated for Disability (as defined in the Agreement), he shall be entitled to receive from Solutia a special emergence bonus equal to 30% of the bonus pool as determined in accordance with the terms of the Solutia Inc. Emergence Incentive Bonus Program ("Emergence Incentive Bonus Program"). Under the Emergence Incentive Bonus Program, the amount of the entire bonus pool cannot exceed $7.5 million. Solutia's Board of Directors, in its discretion, may elect to pay Mr. De Temmerman's bonus in shares of Solutia common stock in lieu of cash if Mr.
De Temmerman remains employed by Solutia as of the six-month anniversary of the Emergence Date. If Mr. De Temmerman voluntarily terminates his employment other than for Good Reason or is terminated for Cause between the Emergence Date and the six-month anniversary thereof, then he shall forfeit his right to receive the special emergence bonus.

         If, during the Employment Period, Solutia terminates Mr. De Temmerman's employment other than for Cause, or Mr. De Temmerman terminates his employment for Good Reason, Solutia will pay Mr. De Temmerman: (a) any unpaid but accrued base salary through the Date of Termination (as defined in the Agreement), (b) any unpaid annual bonus earned with respect to the previous year, and (c) any unpaid accrued vacation pay (collectively, "Accrued Obligations"). In addition, if the Date of Termination occurs before the Emergence Date, Mr. De Temmerman will receive an amount equal to 125% of his annual base salary immediately prior to the Date of Termination, provided that he waives any and all claims against Solutia and its subsidiaries. Mr. De Temmerman will also be entitled to any other benefits or amounts, excluding severance or separation pay or benefits, for which he is eligible under any plan, program, or policy of Solutia and its subsidiaries, such as any vested benefit under any qualified defined benefit or defined contribution retirement plan in which he participates (collectively, "Other Benefits"). If Mr. De Temmerman's employment terminates because of death or Disability, he or his estate, as applicable, will receive Accrued Obligations and Other Benefits.

         The Agreement supersedes Mr. De Temmerman's change-of-control agreement dated as of January 29, 2003, and his retention agreement dated as of December 11, 2003.

        Solutia and Mr. De Temmerman also entered into a letter agreement (the "Letter Agreement") providing that Mr. De Temmerman, who is currently based in Belgium, will perform his services in St. Louis, Missouri, beginning not later than February 1, 2005, and that such assignment to St. Louis will not constitute Good Reason under the Agreement. The Letter Agreement provides for certain allowances so that Mr. De Temmerman will be made whole with respect to the costs incurred in his relocation.

         The agreements described above are attached hereto as Exhibits
99.2 and 99.3 and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is included in this Report:

Exhibit Number       Description
--------------       -----------

99.1                 Description of 2004 Solutia Annual Incentive Program

99.2 Agreement by and between Solutia Inc. and Luc De Temmerman dated as of July 19, 2004

99.3                 Letter Agreement by and between Solutia Inc.
                     and Luc De Temmerman effective as of July 19, 2004





                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                              SOLUTIA INC.
                                              ---------------------------
                                              (Registrant)

                                              /s/ Rosemary L. Klein
                                              ---------------------------
                                              Secretary

DATE: January 18, 2005



                                EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

99.1                 Description of 2004 Solutia Annual Incentive Program

99.2 Agreement by and between Solutia Inc. and Luc De Temmerman dated as of July 19, 2004

99.3                 Letter Agreement by and between Solutia Inc.
                     and Luc De Temmerman effective as of July 19, 2004